SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 16, 2000



                    Residential Asset Mortgage Products, Inc.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-91561                 41-1955181
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(State or other jurisdiction     (Commission)             (I.R.S. employer
    of incorporation)            file number)            identification no.)

          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
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               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

(a)     Financial Statements of businesses acquired.

        Not applicable.

(b)     Pro Forma financial information.

        Not applicable.

(c)     Exhibit No.       Description

            25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25 filed with registration statements of Norwest Bank
                          Minnesota, National Association's parent, Wells Fargo & Company (File Nos. 33-66026 and
                          333-43005)).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                              PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                                   Patricia C. Taylor
                                                   Vice President
Dated: June 16, 2000

Exhibit Index


Exhibit       Description                                               Page


25            Form T-1 Statement of Eligibility under the                  5
              Trust  Indenture  Act  of  1939,  as  amended.
              (Certain exhibits to Form T-1 are incorporated
              by   reference   to   Exhibit  25  filed  with
              registration   statements   of  Norwest   Bank
              Minnesota,   National   Association's  parent,
              Wells Fargo & Company (File Nos.  33-66026 and
              333-43005)).
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